EXHIBIT 10.5

                                 AMENDMENT NO. 1
                                     TO THE
                                    FIND/SVP
                             1996 STOCK OPTION PLAN
                 (AMENDED AND RESTATED AS OF NOVEMBER 21, 2001)

      The following amendments are hereby made to the Find/SVP, Inc. (the "Company") 1996 Stock Option Plan (Amended and Restated as of November 21,
2001), (the "Plan"):

      Section 6(d) of the Plan is hereby amended in its entirety and replaced by the following new Section 6(d):

                  "The Board of Directors (or Committee) shall have the
            discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following optionee's cessation of employment by reason of termination for cause, without cause, disability, retirement at age 65, or death from the limited period otherwise in effect for that option to such greater period of time as the Board of Directors (or Committee) shall deem appropriate, but in no event beyond the expiration of the option term."

      Section 9 of the Plan is hereby amended in its entirety and replaced by the following new Section 9:

                  TERMINATION OF SERVICES

                  "In the event that an employee, officer, director, consultant or advisor shall cease to be an employee, officer, director, consultant or advisor of or to the Company or a Subsidiary, by reason of a termination of such relationship without cause and other than by reason of death, disability or retirement at age 65, then, subject to Section 6(d) hereof, such holder may exercise such option at any time prior to the expiration date of the option or within three months after the date of termination, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. In the event that an employee, officer, director, consultant or advisor shall cease to be an employee, officer, director, consultant or advisor of or to the

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            Company or a Subsidiary, by reason of a termination of such relationship for cause and other than by reason of death, disability or retirement at age 65, then, subject to Section 6(d) hereof, such options shall forthwith automatically terminate, lapse and expire. So long as the holder of an option shall continue to be in the employ, or continue to be a director, consultant and advisor of or to the Company or one or more of its Subsidiaries, such holder's option shall not be affected by any change of duties or position. Absence on leave approved by the employing corporation shall not be considered an interruption of employment for any purpose under the Plan. The granting of an option in any one year shall not give the holder of the option any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary to terminate such holder's employment or services at any time. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant."

      The Plan was amended by the Board of Directors of Find/SVP as of March 25, 2003.

                                  CERTIFICATION

      The undersigned, being the Chief Financial Officer of Find/SVP, a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of Amendment No. 1 to the 1996 Stock Option Plan (Amended and Restated as of November 21, 2001) as duly adopted by the Board of Directors of the Company on March 25, 2003, and that said Amendment No. 1 is in full force and effect on the date hereof, without further amendment or modification.


                                       /s/ Peter Stone
                                       -----------------------------------------
                                       Chief Financial Officer of Find/SVP, Inc.